UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 21, 2010
FIDELITY SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

Georgia	No. 000-22374	No. 58-1416811

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3490 Piedmont Road, Suite 1550 Atlanta, Georgia	30305

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (404) 639-6500
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On October 21, 2010, Fidelity Southern Corporation (“Fidelity”) issued a press release announcing its results of operations and financial condition for the quarter ended September 30, 2010. A copy of this press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.
Item 8.01 Other Events
Fidelity issued a press release on October 21, 2010 announcing its decision not to pursue its proposed stock offering. A copy of this press release is attached hereto as Exhibit 99.2 and incorporated by reference herein.
On October 21, 2010, Fidelity issued a press release announcing its board of directors on October 21, 2010 approved the distribution of a stock dividend on November 12, 2010 of one new share for every 200 shares held on the record date of November 2, 2010. A copy of this press release is attached hereto as Exhibit 99.3 and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
In accordance with General Instruction B.2 of Form 8-K, Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Exhibit No.	Description
99.1	Earnings Press Release issued on October 21, 2010

99.2	Stock Offering Withdrawal Press Release issued on October 21, 2010

99.3	Stock Dividend Press Release issued on October 21, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Stephen H. Brolly
Stephen H. Brolly
Chief Financial Officer
October 22, 2010